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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                   AMENDMENT NO. 1 TO REGISTRATION STATEMENT
                                       ON
                                   FORM 8-A/A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             MEDIQUAL SYSTEMS, INC.

             (Exact name of registrant as specified in its charter)


             DELAWARE                                           36-3112859
(State of incorporation or organization)                  (I.R.S. Employer
                                                       Identification No.)

1900 West Park Drive, Westborough, Massachusetts                     01581
(Address of principal executive offices)                         (Zip Code)

If this Form relates to the registration          If this Form relates to the
of a class of debt securities and is              registration of a class of
effective upon filing pursuant to                 debt securities and is to
General Instruction A(c)(1) please check          become effective
the following box. \_\                            effectiveness of a concurrent
                                                  effectiveness of a current
                                                  registration statement under
                                                  the Securities Act of 1933
                                                  pursuant to General
                                                  Instruction A(c)(2) please
                                                  check the following box. \_\




Securities to be registered pursuant to Section 12(b) of the Act:

  Title of each class of                       Name of each exchange on which
securities to be registered                    each class is to be registered
Common Stock, $.001 par value                  American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

                                     None.

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                                (Title of Class)



                 INFORMATION REQUIRED IN REGISTRATION STATEMENT




Item 1.  Description of Registrant's Securities to be Registered


         The information required by Item 202 of Regulation S-K is included under the heading "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (No. 333-04883), filed with the Securities and Exchange Commission on May 31, 1996, as amended, including any form of the prospectus contained therein filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Registration Statement"), which is incorporated herein by reference.




Item 2.  Exhibits


         1. The Amended and Restated Certificate of Incorporation of the Registrant is incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

         2. The Amended and Restated By-Laws of the Registrant are incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

         3. A specimen copy of the certificate representing shares of the Registrant's Common Stock is incorporated herein by reference to Exhibit 4 to the Registration Statement.
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                                   SIGNATURE


         Pursuant to the Requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       MEDIQUAL SYSTEMS, INC.



                                       By:   /s/ William C. Price
                                          --------------------------------
                                             Name:   William C. Price
                                             Title:  Vice President and
                                                     Chief Financial Officer



DATED: October 15, 1996